SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2007
CAPSTEAD MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-08896 (Commission File Number)	75-2027937 (I.R.S. Employer Identification No.)

8401 North Central Expressway Suite 800 (Address of Principal Executive Offices)	75225 (Zip code)
(214) 874-2323
Registrant’s Telephone Number, Including Area Code
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Director Compensation
On May 3, 2007 Capstead Mortgage Corporation’s board of directors approved changes to the 2007 compensation of non-employee directors to reflect the activity and responsibility levels of the non-employee directors. The board also added an equity compensation component to further align interests of the non-employee directors with those of the Company’s stockholders.
Cash Compensation:

Description	2007	2006

Annual cash retainer	$40,000	$30,000
Board meeting fees (in person)	2,500	1,500
Board meeting fees (telephonic)	1,500	1,500
Committee meeting fees	1,000	1,000
Travel per diem	—	1,500
Board chair	90,000	120,000
Audit committee chair	15,000	5,000
Compensation committee chair	10,000	5,000
Governance and nominating committee chair	10,000	5,000
Real estate investment committee chair	10,000	5,000
Equity Compensation:
Each non-employee director will receive an annual stock award of 1,000 shares that will vest within one year with the expectation that each director will retain all shares.
Issuance of Stock Option Grants to Certain Officers and to Directors
The Amended and Restated 2004 Flexible Long-Term Incentive Plan (the “2004 Plan”) provides the Company with the flexibility to offer key officers, employees and directors performance-based stock incentives and other equity interests in the Company and other incentive awards that recognize the creation of value for the stockholders of the Company and promote the Company’s long-term growth and success. On May 3, 2007, the compensation committee of the board of directors approved the granting of stock options to the officers of the Company who qualify as “named executive officers”

(pursuant to Item 402(a)(3) of the Securities and Exchange Commission Regulation S-K) effective May 7, 2007:

Executive Officer	Number of Shares
Andrew F. Jacobs
President and Chief Executive Officer	50,000

Phillip A. Reinsch
Executive Vice President, Chief Financial Officer and Secretary	25,000

Robert R. Spears, Jr.
Executive Vice President — Director, Residential Mortgage Investments	25,000

Anthony R. Page
Senior Vice President — Director, Commercial Mortgage Lending Investments	25,000

Michael W. Brown
Senior Vice President — Asset and Liability Management and Treasurer	15,000
The option grants issued have an exercise price of $10.58 per share, are subject to vesting in four equal installments commencing on May 7, 2008, and expire on May 7, 2017.
Additionally, on May 3, 2007 the compensation committee approved stock option grants effective May 7, 2007 to the non-executive members of the board of directors as follows:

Director	Number of Shares
Jack Biegler	5,000
Paul M. Low	5,000
Gary Keiser	5,000
Christopher W. Mahowald	5,000
Michael G. O’Neil	5,000
Mark S. Whiting	5,000
The option grants issued to non-executive directors have an exercise price of $10.58 per share, vest within one year and expire on May 7, 2017.
With these stock option grants, the status of the Company’s 2004 Plan is as follows:

Number of securities to be issued upon exercise of outstanding options	670,000
Number of securities remaining available for future issuance	1,907,957

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 7, 2007

CAPSTEAD MORTGAGE CORPORATION
By:	/s/ PHILLIP A. REINSCH
Phillip A. Reinsch
Senior Vice President and Chief Financial Officer